INVESCO MID CAP CORE EQUITY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         1

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        42,284
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           854
                         Class C                                         7,765
                         Class R                                         3,339
                         Class Y                                        11,242
                         Class R5                                        1,687
                         Class R6                                          149

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 21.84
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 14.92
                         Class C                                       $ 14.87
                         Class R                                       $ 21.13
                         Class Y                                       $ 22.15
                         Class R5                                      $ 23.55
                         Class R6                                      $ 23.61

INVESCO SMALL CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         7

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        18,352
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            76
                         Class C                                           619
                         Class R                                         3,320
                         Class Y                                         4,705
                         Investor Class                                  6,484
                         Class R5                                       27,514
                         Class R6                                        4,820

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 32.53
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 24.08
                         Class C                                       $ 24.02
                         Class R                                       $ 30.64
                         Class Y                                       $ 33.31
                         Investor Class                                $ 33.92
                         Class R5                                      $ 35.90
                         Class R6                                      $ 36.01

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         9

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 1,878
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    24
                         Class C                                       $   172
                         Class R                                       $    23
                         Class Y                                       $    76
                         Class R5                                      $    28

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.2248
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1684
                         Class C                                       $0.1681
                         Class R                                       $0.2095
                         Class Y                                       $0.2410
                         Class R5                                      $0.2516

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                         8,194
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           124
                         Class C                                         1,002
                         Class R                                           112
                         Class Y                                           324
                         Class R5                                          103

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 12.77
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.09
                         Class C                                       $ 12.07
                         Class R                                       $ 12.79
                         Class Y                                       $ 12.80
                         Class R5                                      $ 12.93

INVESCO GROWTH ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         11

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        58,490
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                         3,101
                         Class C                                        11,071
                         Class R                                         1,686
                         Class S                                         1,708
                         Class Y                                           405
                         Class R5                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 13.55
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 13.37
                         Class C                                       $ 13.38
                         Class R                                       $ 13.50
                         Class S                                       $ 13.54
                         Class Y                                       $ 13.54
                         Class R5                                      $ 13.63

INVESCO MODERATE ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         12

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 4,216
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    87
                         Class C                                       $   464
                         Class R                                       $    97
                         Class S                                       $   204
                         Class Y                                       $    39
                         Class R5                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.0853
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.0398
                         Class C                                       $0.0398
                         Class R                                       $0.0701
                         Class S                                       $0.0914
                         Class Y                                       $0.1006
                         Class R5                                      $0.1049

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        49,131
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                         1,927
                         Class C                                        11,510
                         Class R                                         1,362
                         Class S                                         2,228
                         Class Y                                           400
                         Class R5                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 12.22
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.14
                         Class C                                       $ 12.13
                         Class R                                       $ 12.20
                         Class S                                       $ 12.22
                         Class Y                                       $ 12.24
                         Class R5                                      $ 12.28

INVESCO CONSERVATIVE ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         15

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 2,539
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    61
                         Class C                                       $   479
                         Class R                                       $    97
                         Class S                                       $    23
                         Class Y                                       $    53
                         Class R5                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.1118
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.0699
                         Class C                                       $0.0701
                         Class R                                       $0.0978
                         Class S                                       $0.1174
                         Class Y                                       $0.1254
                         Class R5                                      $0.1291

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        22,646
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           792
                         Class C                                         6,850
                         Class R                                         1,001
                         Class S                                           198
                         Class Y                                           414
                         Class R5                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 11.02
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 10.89
                         Class C                                       $ 10.91
                         Class R                                       $ 10.98
                         Class S                                       $ 11.04
                         Class Y                                       $ 11.01
                         Class R5                                      $ 11.07

INVESCO INCOME ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         16

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 5,064
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    33
                         Class C                                       $ 1,346
                         Class R                                       $    52
                         Class Y                                       $   343
                         Class R5                                      $    15

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.1782
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1382
                         Class C                                       $0.1380
                         Class R                                       $0.1648
                         Class Y                                       $0.1917
                         Class R5                                      $0.1917

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        31,035
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           212
                         Class C                                        10,444
                         Class R                                           341
                         Class Y                                         2,170
                         Class R5                                           80

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 11.18
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 11.21
                         Class C                                       $ 11.20
                         Class R                                       $ 11.19
                         Class Y                                       $ 11.18
                         Class R5                                      $ 11.18

INVESCO INTERNATIONAL ALLOCATION FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         17

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        10,862
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           157
                         Class C                                         2,312
                         Class R                                           514
                         Class Y                                           795
                         Class R5                                          621

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $  9.72
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $  9.70
                         Class C                                       $  9.70
                         Class R                                       $  9.71
                         Class Y                                       $  9.69
                         Class R5                                      $  9.73

INVESCO BALANCED-RISK RETIREMENT NOW FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         18

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $    27
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $    24
                         Class B                                       $    --
                         Class C                                       $     1
                         Class CX                                      $     2
                         Class R                                       $     4
                         Class RX                                      $    --
                         Class Y                                       $     1
                         Class R5                                      $     1
                         Class R6                                      $     2

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.0212
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $0.0212
                         Class B                                       $0.0057
                         Class C                                       $0.0057
                         Class CX                                      $0.0057
                         Class R                                       $0.0160
                         Class RX                                      $0.0159
                         Class Y                                       $0.0266
                         Class R5                                      $0.0266
                         Class R6                                      $0.0266

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                         1,198
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                        1,106
                         Class B                                            12
                         Class C                                           431
                         Class CX                                          266
                         Class R                                           199
                         Class RX                                           13
                         Class Y                                            59
                         Class R5                                           19
                         Class R6                                           60

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $  8.57
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $  8.56
                         Class B                                       $  8.32
                         Class C                                       $  8.33
                         Class CX                                      $  8.32
                         Class R                                       $  8.49
                         Class RX                                      $  8.49
                         Class Y                                       $  8.65
                         Class R5                                      $  8.65
                         Class R6                                      $  8.65

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         20

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        4,393
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         904
                         Class B                                           94
                         Class C                                          917
                         Class CX                                         250
                         Class R                                          766
                         Class RX                                          47
                         Class Y                                          380
                         Class R5                                         152
                         Class R6                                         155

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 8.89
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 8.89
                         Class B                                       $ 8.76
                         Class C                                       $ 8.75
                         Class CX                                      $ 8.75
                         Class R                                       $ 8.85
                         Class RX                                      $ 8.85
                         Class Y                                       $ 8.90
                         Class R5                                      $ 8.95
                         Class R6                                      $ 8.96

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         21

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        5,208
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         710
                         Class B                                          157
                         Class C                                        1,394
                         Class CX                                         102
                         Class R                                        1,274
                         Class RX                                          64
                         Class Y                                          379
                         Class R5                                         313
                         Class R6                                         222

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 8.50
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 8.51
                         Class B                                       $ 8.38
                         Class C                                       $ 8.37
                         Class CX                                      $ 8.37
                         Class R                                       $ 8.44
                         Class RX                                      $ 8.44
                         Class Y                                       $ 8.53
                         Class R5                                      $ 8.56
                         Class R6                                      $ 8.55

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        3,812
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         389
                         Class B                                           69
                         Class C                                          746
                         Class CX                                          41
                         Class R                                          979
                         Class RX                                          31
                         Class Y                                          255
                         Class R5                                          85
                         Class R6                                         237

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 7.79
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 7.79
                         Class B                                       $ 7.68
                         Class C                                       $ 7.66
                         Class CX                                      $ 7.66
                         Class R                                       $ 7.74
                         Class RX                                      $ 7.74
                         Class Y                                       $ 7.82
                         Class R5                                      $ 7.83
                         Class R6                                      $ 7.83

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        2,036
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         151
                         Class B                                           38
                         Class C                                          632
                         Class CX                                          20
                         Class R                                          487
                         Class RX                                          10
                         Class Y                                          288
                         Class R5                                          87
                         Class R6                                         101

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 7.67
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 7.68
                         Class B                                       $ 7.53
                         Class C                                       $ 7.54
                         Class CX                                      $ 7.54
                         Class R                                       $ 7.62
                         Class RX                                      $ 7.63
                         Class Y                                       $ 7.70
                         Class R5                                      $ 7.71
                         Class R6                                      $ 7.72

INVESCO QUALITY INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         26

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 7,221
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    16
                         Class C                                       $   177
                         Class Y                                       $   577
                         Class R5                                      $ 1,889

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.2114
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1738
                         Class C                                       $0.1735
                         Class Y                                       $0.2372
                         Class R5                                      $0.2425

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        32,943
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            85
                         Class C                                         1,201
                         Class Y                                         3,832
                         Class R5                                       11,283

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 12.41
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.35
                         Class C                                       $ 12.32
                         Class Y                                       $ 12.46
                         Class R5                                      $ 12.45

INVESCO CONVERTIBLE SECURITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         27

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 9,579
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    28
                         Class C                                       $ 1,804
                         Class Y                                       $12,778
                         Class R5                                      $    47
                         Class R6                                      $   280

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.3227
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.2400
                         Class C                                       $0.2414
                         Class Y                                       $0.3500
                         Class R5                                      $0.3520
                         Class R6                                      $0.3630

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        28,679
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           106
                         Class C                                         7,026
                         Class Y                                        35,688
                         Class R5                                          133
                         Class R6                                          782

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 22.35
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 22.41
                         Class C                                       $ 22.24
                         Class Y                                       $ 22.37
                         Class R5                                      $ 22.36
                         Class R6                                      $ 22.36

INVESCO MULTI-ASSET INFLATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         28

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                          34
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class C                                           5
                         Class R                                           1
                         Class Y                                          24
                         Class R5                                          1
                         Class R6                                          1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $9.19
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class C                                       $9.15
                         Class R                                       $9.18
                         Class Y                                       $9.21
                         Class R5                                      $9.21
                         Class R6                                      $9.21

INVESCO ALTERNATIVE STRATEGIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-2699
SERIES NO.:         29

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                          67
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class C                                          16
                         Class R                                           2
                         Class Y                                          34
                         Class R5                                          1
                         Class R6                                          1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $9.60
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class C                                       $9.53
                         Class R                                       $9.58
                         Class Y                                       $9.64
                         Class R5                                      $9.63
                         Class R6                                      $9.63